Exhibit 99.2

 South Plains Financial, Inc.  Deepening our Commitment to the Houston Market   December 2025

 Safe Harbor Statement and Other Disclosures   Forward-Looking Statements  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains,” “SPFI,” or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"). These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. South Plains cautions that the forward-looking statements in this presentation are based largely on South Plain’s current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of South Plains, BOH Holdings, Inc. (“BOH”) and the combined company, as well as the businesses and markets in which they do and are expected to operate. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties, assumptions and other factors, that are difficult to assess and are subject to change based on factors which are, in many instances, beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the expected impact of the proposed transaction between South Plains and BOH and on the combined entities’ operations, financial condition, and financial results; the businesses of South Plains and BOH may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; regulatory approvals of the proposed transaction may not be obtained, or adverse conditions may be imposed in connection with regulatory approvals of the proposed transaction; the BOH shareholders may not approve the proposed transaction; the impact on South Plains and BOH, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and South Plains’ and BOH’s market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and South Plains’ and BOH’s market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and South Plains’ and BOH’s market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on South Plains and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; and changes in applicable laws and regulations. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which South Plains is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward- looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents South Plains files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  Non-GAAP Financial Measures  Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in the Company’s business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  Additional Information and Where to Find it  This communication is being made with respect to the proposed transaction involving South Plains and BOH. This material is not a solicitation of any vote or approval of the BOH shareholders and is not a substitute for the proxy statement/prospectus or any other documents that South Plains and BOH may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means for a prospectus meeting the requirements of Section 10 of the Securities Act.   In connection with the proposed transaction, South Plains will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement for a special meeting of BOH's shareholders to approve the proposed transaction and that will also constitute a prospectus for the shares of SPFI common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, BOH will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider South Plains’ public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about South Plains, may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from South Plains at www.spfi.bank. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to South Plains Financial, Inc., 5219 City Bank Parkway, Lubbock, Texas 79408, Attention: Corporate Secretary, Telephone: 800-687-2265.  Participants in Solicitation  South Plains, BOH and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of BOH’s shareholders in connection with the proposed transaction. Information about South Plains’ directors and executive officers is available in its definitive proxy statement relating to its 2025 annual meeting of shareholders, which was filed with the SEC on April 9, 2025 and its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 7, 2025, and other documents filed by South Plains with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of BOH’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.   2

A Texas-wide Franchise

- Deepens SPFI's footprint in the high-growth Houston market
- Provides meaningful EPS accretion and attractive TBV earnback (<3.0 years)
- Strengthens community banking presence with aligned culture and leadership
- Enhances our opportunity to capitalize on recent market disruption

Pro Forma(1) Highlights at Close

$5.4B Total Assets	**$718M** Market Cap(2)
$3.8B Gross Loans	**$4.6B** Total Deposits

Gaining Market Share in Houston

Texas Headquartered Bank Market Share(3)

Rank	Institution	City, ST	# of Branches	Total Deposits ($M)	Mkt. Share (%)
1	Cullen/Frost Bankers Inc.	San Antonio, TX	35	5,040	1.53
2	Stellar Bancorp Inc.	Houston, TX	19	3,786	1.15
3	Prosperity Bancshares Inc.	Houston, TX	26	2,603	0.79
4	Texas Capital Bancshares Inc.	Dallas, TX	2	2,432	0.74
5	Cornerstone Capital Bank SSB	Houston, TX	1	1,133	0.34
6	Central Bancshares Inc.	Houston, TX	4	1,128	0.34
7	International Bancshares Corp.	Laredo, TX	8	820	0.25
8	Golden Bank NA	Houston, TX	2	814	0.25
9	AFNB Holdings Inc.	Houston, TX	3	802	0.24
10	Third Coast Bancshares Inc.	Humble, TX	2	694	0.21
11	**Pro Forma**	**Lubbock, TX**	**2**	**643**	**0.19**
12	Hilltop Holdings Inc.	Dallas, TX	5	595	0.18
13	**BOH Holdings Inc.**	**Houston, TX**	**1**	**595**	**0.18**
14	Wallis Bancshares Inc.	Wallis, TX	3	556	0.17
15	SWNB Bancorp Inc.	Houston, TX	1	530	0.16
16	Gulf Capital Bank	Houston, TX	1	436	0.13
17	Woodforest Financial Group Inc.	The Woodlands, TX	26	421	0.13
18	Texas Independent Bancshares Inc.	Texas City, TX	2	336	0.10
19	Susser Banc Holdings Corp.	Dallas, TX	1	327	0.10
20	VBT Financial Corp.	San Antonio, TX	1	284	0.09
38	**South Plains Financial Inc.**	**Lubbock, TX**	**1**	**49**	**0.01**

(1) Estimated at closing of the transaction (March 31, 2026)
(2) Based on SPFI's closing price of $37.79 as of November 28, 2025 and approximately 2.8 million shares issued to BOH shareholders based on 14,334,219 shares of BOH common stock outstanding
(3) City of Houston deposit market share data as of June 30, 2025; illustrative as pro forma for pending acquisitions
Source: S&P Capital IQ Pro

3

 Focused on Operating in Growing Texas Markets  (1) Established Texas markets include MSAs in the State of Texas with 100,000 in total population as of June 30, 2025  Source: S&P Capital IQ Pro  Fastest Growing Established Texas Markets(1)  Building a Bank for the Future  Houston  Odessa  Austin  Midland  > 1.4%  Situated in the some of the highest growth markets in the country  Projected 5-Year Population CAGR  > 1.0%  TX  NM  Lubbock  Dallas  South Plains Branch  (24)  BOH Branch  (2)  4

 BOH Holdings, Inc. Overview  (1) “Community Bank” defined as having less than $10 billion in total assets  (2) Year to date as of September 30, 2025  (3) Non-GAAP financial measure, see appendix for reconciliation   Note: Financials shown at the bank level unless otherwise noted  Source: S&P Capital IQ Pro  Dublin, TX Branch  Houston, TX Branch  Financial Highlights  Founded in 2018 | Headquartered in Houston, TX  Experienced local leadership with relationship focus  Disciplined credit culture & strong growth history  Community bank headquartered in a growing market  Proven profitability & efficiency for size  Aligned with relationship-driven community banking model  Market Presence  #15 Community Bank(1) in Houston ranked by deposits  Houston  Dublin  The Dublin National Bank was the 15th bank headquartered in the State of Texas  Bellaire  Sugar Land  Pasadena  Aldine  Baytown  Cinco Ranch  (2)  5  (3)

South Plains Financial, Inc.

Significant Expansion in Attractive Houston Market



#1 Fastest Growing United States County
U.S. Census 2024 (via Houston Business Journal)(2)

Top Relocation Destination in United States
Penske Truck Rental 2024 (via Houston Chronicle)(2)

Most Active Places for Real Estate Developments
StorageCafe 2013-2022 (via Houston Chronicle)(2)

#2 Most Diverse Major U.S. City
WalletHub via CultureMap 2025(2)

#2 U.S. Metro Home to Fortune 500 Companies
Fortune 2023 (via Houston Chronicle)(2)

Market Accolades(1)


Houston
Texas
Nationwide
Proj. Pop. Growth '26-'31
7.30%
6.47%
2.58%
2026 Median HHI
$87,067
$84,658
$86,867

Top Employers in Houston(2)

AT&T, Chevron, ExxonMobil, Hewlett Packard Enterprise, KBR, Sysco

(1) S&P Capital IQ Pro
(2) Greater Houston Partnership Research

6

 Recent Market Disruption Impacting Houston  (1) Deposit market share as of June 30, 2025  (2) “Money Center” banks defined by having more than $250 billion in assets  (3) Total assets shown as of announcement; deposits shown as of the June 30th before announcement   Source: S&P Capital IQ Pro  (3)  Houston Deposit Market Share(1) by Bank Type  Houston HQ  3.9%  (3)  (3)  (2)  $330B  Deposits  Opportunity for Growth Through Market Disruption  7

 Deposit Composition  Loan Composition  Pro Forma Loan and Deposit Composition  (1) Excludes purchase accounting adjustments  Note: Bank level regulatory data as of September 30, 2025  Source: S&P Capital IQ Pro  $3.1B   Yield: 6.97%  $633M   Yield: 7.30%  $3.7B  Yield: 7.03%  $629M  Cost: 3.24%  $4.6B  Cost: 2.21%  Pro   Forma(1)  Pro   Forma(1)  $4.0B  Cost 2.04%  8

 Transaction Consideration  Transaction Terms   Based on 14,334,219 shares of BOH common stock outstanding  Based on SPFI closing stock price of $37.79 as of November 28, 2025; Multiples based on BOH’s financial results  Non-GAAP financial measures, see appendix for reconciliation  Source: Company documents   Transaction   Valuation (2)  Personnel   Expected Closing  Required Approvals  Consideration: 100% stock  Exchange ratio of 0.1925x SPFI shares per BOH share, subject to adjustment pursuant to the terms of the reorganization agreement  Approximately 2.8 million SPFI shares to be issued (1)(2)  BOH stock appreciation rights and warrants will be cashed out at close of the transaction  Pro forma ownership: 85.5% SPFI / 14.5% BOH  $105.9 million aggregate value  Represents $7.27 per common share  DV / TCE(3) = 143%  P / 2027E EPS = 6.8x  Franchise premium / core deposits = 7.4%  Jim Stein, BOH CEO, will serve on the board of directors of SPFI and City Bank  Retention agreements in place for key employees   Customary regulatory approvals and BOH shareholder approval   Late Q1 2026 / early Q2 2026  9

 Comprehensive Due Diligence Process   Key Diligence Focus  65%+  of portfolio  Commercial Real Estate  Commercial & Industrial  Multifamily  Construction & Land Development  Nonperforming Loans  Criticized and Classified  Legal &   Regulatory  Human Resources& Compliance  Technology  Corporate & Organizational  Financial, Tax & Accounting  Deposits &   Funding  Contracts  Thorough Credit Review  Loan Portfolios Covered  Credit &   Loan Review  1  100%+  of watch loans  2  100%+  of classified loans  3  Joint review by Internal & External Review Teams  4  10  Source: Company documents

 Transaction Assumptions  Estimated Cost Savings   Transaction Expenses   Core Deposit Intangible  Loan Interest   Rate and   Credit Mark   Approximately $4.6 million pre-tax cost saving in 2027 (25% of BOH’s non-interest expense)  75% expected to be realized in 2026, and 100% thereafter  Loan mark of $9.2 million  $7.6 million gross credit mark (1.20% of BOH’s 9/30/2025 loans)  $1.6 million interest rate mark on loans – amortized over 5.0 years  BOH’s ACL as of September 30, 2025, totaled $4.5 million  Given recent accounting guidance, SPFI expects to not incur an additional mark related to Day-2 CECL accounting   1.50% of non-time deposits   Sum-of-Years-Digits amortization over 10-years  $13.8 million pre-tax  11  Source: Company documents

South Plains Financial, Inc.

Estimated Financial Impact

	Including Rate Marks	Excluding Rate Marks (1)
EPS Accretion(2)	✓ ~11% in 2027 *(first full year of combined operations)*	✓ ~11% in 2027 *(first full year of combined operations)*
Tangible Book Value(3)	✓ TBV Dilution at Close: 3.5% ✓ TBV Earnback: 2.9 years	✓ TBV Dilution at Close: 3.1% ✓ TBV Earnback: 2.8 years
Internal Rate of Return	✓ ~30% *(based on 10x terminal multiple)*	✓ ~30% *(based on 10x terminal multiple)*
Pro Forma Capital	✓ TCE Ratio(4): ~10.2% ✓ Leverage Ratio: ~11.9% ✓ CET1 Ratio: ~13.9% ✓ Total Capital Ratio: ~16.5%	✓ TCE Ratio: ~10.3% ✓ Leverage Ratio: ~11.9% ✓ CET1 Ratio: ~13.9% ✓ Total Capital Ratio: ~16.5%

(1) Adjustment scenario assumes no loan rate mark and amortization as a result of CDI
(2) EPS accretion based on fully-phased in cost savings for 2027
(3) Estimated at closing of the transaction (March 31, 2026)
(4) Non-GAAP financial measure, see appendix for reconciliation
Source: Company documents

12

Adds Key Talent With Aligned Community Values  Strengthens Position in Houston Market  Transaction Rationale  Enhances a top-tier community banking presence in one of the fastest-growing major U.S. MSAs  Creates a more balanced, diversified Texas franchise  Expands SPFI’s commercial and private banking relationships across Houston and surrounding counties  11% accretive to EPS with tangible book value earnback under 3 years  Drives improved profitability metrics and enhances long-term shareholder value  Well-structured transaction providing attractive valuation and low execution risk  Preserves a shared focus on relationship-based client service  Provides leadership depth to support continued expansion across high-growth markets  Strong cultural compatibility ensuring smooth integration and sustained franchise momentum  Financially Compelling Transaction  13

 Appendix  14

 Non-GAAP Reconciliation for Transaction Metrics  15  (1) SPFI 2027YE earnings based on consensus EPS estimates  Source: Company documents; FactSet   (1)  (1)

 Non-GAAP Reconciliation for BOH  16  Source: Company documents